Exhibit 10.1
COMMITMENT INCREASE AND JOINDER AGREEMENT
(Commitment Increase Pursuant to Section 2.14 of Credit Agreement)
     This COMMITMENT INCREASE AND JOINDER AGREEMENT (this “Agreement”) dated as of August 2, 2006 (the “Increase Effective Date”) is entered into by and among PATTERSON-UTI ENERGY, INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, the undersigned Lenders as defined in the Credit Agreement who are increasing their Commitments (as defined in the Credit Agreement) (collectively, the “Increasing Lenders”), each New Lender (hereinafter defined), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer, and Lender. As used herein, “Existing Lenders” means the Lenders who are parties to the Credit Agreement prior to the Increase Effective Date, and “New Lender” means each financial institution that is named as a Lender on the signature pages hereto that is not an Existing Lender and the term “Lenders” means, collectively, the New Lenders and the Existing Lenders.
R E C I T A L S
     A. Borrower, the Increasing Lenders, other financial institutions, and Administrative Agent are parties to that certain Credit Agreement dated as of December 17, 2004 (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.
     B. Pursuant to Section 2.14 of the Credit Agreement, this Agreement is being executed to evidence Borrower’s requested increase in the Aggregate Commitments from $200,000,000 to $375,000,000.
     C. Each of the undersigned Increasing Lenders has agreed to increase its Commitment in accordance with Schedule 2.01 hereto and each of the New Lenders have agreed to make a Commitment in accordance with Section 2.01 hereof.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Increase in Commitments. Subject to satisfaction of the conditions precedent set forth in Section 2 of this Agreement, effective as of the Increase Effective Date, (a) the Aggregate Commitments shall be increased from $200,000,000 to $375,000,000; (b) the Commitment of each undersigned Increasing Lender, as increased, and the Commitment of each New Lender shall be in the amount set forth on Schedule 2.01 attached hereto; (c) Schedule 2.01 attached hereto shall replace Schedule 2.01 of the Credit Agreement in its entirety and; (d) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “Lenders” shall include each of the New Lenders.
     2. Conditions Precedent to Effectiveness. This Agreement shall be effective as of the Increase Effective Date, provided that (a) Administrative Agent shall have received (i) counterparts of this Agreement, executed by Borrower, each Guarantor, each New Lender and each Increasing Lender, (ii) the certificates and opinion of counsel required by Section 2.14(e) of the Credit Agreement, (iii) to the extent required by any Increasing Lender or New Lender, a Note in a maximum principal amount equal to such Lender’s Commitment, and (b) Borrower shall have paid all fees and expenses that are required to be paid as of the Increase Effective Date.
     3. Joinder of New Lenders. Each New Lender (a) confirms that it has received a copy of the Credit Agreement, the Guaranty and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender party to the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (e) specifies as its lending office and address for notices the offices set forth on the administrative details form provided to the Administrative Agent.
     4. Affirmation of Guarantors. Each of the undersigned Guarantors consents to the increase in the Aggregate Commitments and ratifies and confirms that the Guaranty continues in full force and effect and is not released, diminished, impaired, reduced, or otherwise adversely affected, and all of its obligations thereunder are hereby ratified and confirmed. Without limiting the foregoing, each Guarantor affirms that all Obligations under the Credit Agreement as modified by the increase in Aggregate Commitments herein contained are included in the Guaranteed Obligations as defined in the Guaranty.
     5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of Texas applicable to agreements made and to be performed entirely within such State; and (c) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     6. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages to Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PATTERSON-UTI ENERGY, INC., a Delaware corporation, as Borrower

By:	/s/ John E. Vollmer III

	Name:	John E. Vollmer III
	Title:	Chief Financial Officer and Treasurer
Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

GUARANTORS:

UTICO, INC.
UTICO HARD ROCK BORING, INC.
NORTON DRILLING SERVICES, INC.
NORTON DRILLING COMPANY MEXICO, INC.
INTERNATIONAL PETROLEUM SERVICE COMPANY
UTI DRILLING CANADA, INC.
PATTERSON (GP) LLC
PATTERSON (GP2) LLC
PATTERSON-UTI AVIATION SERVICS LLC
UNIVERSAL WELL SERVICES, INC.
SUITS DRILLING COMPANY
TMBR/SHARP DRILLING, LLC

By:	/s/ John E. Vollmer III

	Name:	John E. Vollmer III
	Title:	Chief Financial Officer and Treasurer

PATTERSON (LP) LLC

By:	/s/ John E. Vollmer III

	Name:	John E. Vollmer III
	Title:	Chief Financial Officer and Treasurer

UTI DRILLING, L.P.
UTI MANAGEMENT SERVICES, L.P.

By:	UTICO HARD ROCK BORING, INC., as sole general partner of UTI Drilling, L.P. and UTI Management Services, L.P.

	By:	/s/ John E. Vollmer III

		Name:	John E. Vollmer III
		Title:	Chief Financial Officer and Treasurer
Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

NORTON DRILLING, L.P.

By:	Norton GP, L.L.C., its general partner

	By:	Norton Drilling Services, Inc., its sole member

		By:	/s/ John E. Vollmer III

			Name:	John E. Vollmer III
			Title:	Chief Financial Officer and Treasurer

NORTON GP, L.L.C.

By:	Norton Drilling Services, Inc., its sole member

	By:	/s/ John E. Vollmer III

		Name:	John E. Vollmer III
		Title:	Chief Financial Officer and Treasurer

PATTERSON-UTI DRILLING COMPANY LP, LLLP
PATTERSON-UTI DRILLING SERVICES LP, LLLP
LONE STAR MUD LP, LLLP
AMBAR DRILLING FLUIDS LP, LLLP
PATTERSON PETROLEUM LP, LLLP
PATTERSON PETROLEUM TRADING COMPANY, LP, LLLP

By:	Patterson (GP) LLC, general partner of each of the foregoing Guarantors

	By:	/s/ John E. Vollmer III

		Name:	John E. Vollmer III
		Title:	Chief Financial Officer and Treasurer
Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Claire Liu

	Name:	Claire Liu

	Title:	Senior Vice President

Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Claire Liu

	Name:	Claire Liu

	Title:	Senior Vice President

Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Kelton Glasscock

	Name:	Kelton Glasscock

	Title:	Vice President & Manager

Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric R. Hollingsworth

	Name:	Eric R. Hollingsworth

	Title:	Vice President

Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as a Lender

By:	/s/ Hector O. Villegas and /s/ Maria T. Vizan

	Name:	Hector O. Villegas

Maria T. Vizan

	Title:	Vice President Global Corporate Banking

Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

MIDFIRST BANK, as a Lender

By:	/s/ Shawn D. Brewer

	Name:	Shawn D. Brewer
	Title:	Vice President
Signature Page to Commitment Increase and Joinder Agreement
(Patterson-UTI Energy, Inc.)

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$77,000,000.00	20.533333333%

The Bank of Tokyo Mitsubishi UFJ, Ltd.	$75,000,000.00	20.000000000%

Wells Fargo Bank, National Association	$75,000,000.00	20.000000000%

Sumitomo Mitsui Banking Corp.	$34,000,000.00	9.066666667%

Royal Bank of Scotland plc	$34,000,000.00	9.066666667%

Banco Bilbao Vizcaya Argentaria S.A.	$25,000,000.00	6.666666667%

MidFirst Bank	$25,000,000.00	6.666666667%

Amegy Bank, N.A.	$15,000,000.00	4.000000000%

Mizuho Corporate Bank, Ltd.	$15,000,000.00	4.000000000%

Total	$375,000,000.00	100.000000000%
Schedule 2.01
to Commitment Increase and Joinder Agreement